Exhibit 10.49

FIRST AMENDMENT TO

LEASE AGREEMENT

THIS FIRSTAMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered as of February 6, 2004 (the “Effective Date”) by and between ARE-5100/5110 CAMPUS DRIVE, L.P., a Delaware limited partnership (“Landlord”) and GENAERA CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant have previously entered into that certain Lease Agreement dated as of December 13, 2001 (the “Agreement”), whereby Tenant extended its right to occupy the certain premises located at 5110 Campus Drive, Plymouth Meeting, Pennsylvania, as more particularly described in the Agreement, beyond the term of the “Prior Lease” (as such term is defined in the Agreement).

B. Landlord and Tenant now desire to amend the Agreement on and subject to the terms and conditions set forth herein to confirm the “Term” of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Landlord and Tenant agree as follows:

1. Term. The “Commencement Date” shall be December 1, 2001 and the “Term” shall be the “Base Term” (as such terms are defined in the Agreement). The Agreement shall therefore expire on November 30, 2007.

2. Miscellaneous

(a) This Amendment shall be construed under and in accordance with the laws of the State where the real property is located.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

(c) Except as modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

(d) The invalidity or unenforceability of any provision of this Amendment shall in no way affect the validity or enforceability of any other provision hereof.

(e) The parties may execute this Amendment in one or more identical counterparts, all of which when taken together will constitute one and the same instrument.

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EXECUTED in multiple originals as of the Effective Date.

LANDLORD:

ARE-5100/5110 CAMPUS DRIVE, L.P., a Delaware limited partnership

By:	AREE-HOLDINGS, L.P., a Delaware limited partnership, managing member

	By:	ARE-GP HOLDINGS QRS CORP., a Delaware corporation, general partner

		By:	/s/ Peter J. Nelson
		Name:	Peter J. Nelson
		Title:	Senior Vice President and
Chief Financial Officer

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TENANT:

GENAERA CORPORATION, a Delaware corporation

By:	/s/ John A. Skolas
Name:	John A. Skolas
Title:	Senior Vice President
Chief Financial Officer
and General Counsel